                                                                   EXHIBIT 10.14

                         Lease Agreement by and between


               AMB PROPERTY, L.P., A DELAWARE LIMITED PARTNERSHIP



                                      AND



                              HEADHUNTERS, L.L.C.





                               September 1, 1998

                                TABLE OF CONTENTS

                                                                                                       PAGE

1.   BASIC PROVISIONS....................................................................................1
     1.1     Parties.....................................................................................1
     1.2     Premises....................................................................................1
     1.3     Term........................................................................................1
     1.4     Base Rent...................................................................................1
     1.5     Tenant's Share of Operating Expenses........................................................1
     1.6     Tenant's Estimated Monthly Rent Payment.....................................................1
     1.7     Security Deposit............................................................................1
     1.8     Permitted Use...............................................................................2
     1.9     Guarantor...................................................................................2
     1.10    Addenda and Exhibits........................................................................2
     1.11    Address for Rent Payments...................................................................2
2.   PREMISES, PARKING AND COMMON AREAS..................................................................2
     2.1     Letting.....................................................................................2
     2.2     Common Areas -Definition....................................................................2
     2.3     Common Areas -Tenant's Rights...............................................................2
     2.4     Common Areas -Rules and Regulations.........................................................2
     2.5     Common Area Changes.........................................................................2
3.   TERM      ..........................................................................................3
     3.1     Term........................................................................................3
     3.2     Delay in Possession.........................................................................3
     3.3     Commencement Date Certificate...............................................................3
4.   RENT      ..........................................................................................3
     4.1     Base Rent...................................................................................3
     4.2     Operating Expenses..........................................................................4
5.   Security Deposit....................................................................................5
6.   USE       ..........................................................................................5
     6.1     Permitted Use...............................................................................5
     6.2     Hazardous Substances........................................................................5
     6.3     Tenant's Compliance with Requirements.......................................................6
     6.4     Inspection; Compliance with Law.............................................................7
7.   MAINTENANCE, REPAIRS, TRADE FIXTURES AND ALTERATIONS................................................7
     7.1     Tenant's Obligations........................................................................7
     7.2     Landlord's Obligations......................................................................7
     7.3     Alterations.................................................................................7
     7.4     Surrender/Restoration.......................................................................8
8.   INSURANCE; INDEMNITY................................................................................8
     8.1     Payment of Premiums.........................................................................8
     8.2     Tenant's Insurance..........................................................................8
     8.3     Landlord's Insurance........................................................................8
     8.4     Waiver of Subrogation.......................................................................9
     8.5     Indemnity...................................................................................9
     8.6     Exemption of Landlord from Liability........................................................9
9.   DAMAGE OR DESTRUCTION...............................................................................9
     9.1     Termination Right...........................................................................9
     9.2     Damage Caused by Tenant....................................................................10
10.  REAL PROPERTY TAXES................................................................................10
     10.1    Payment of Real Property Taxes.............................................................10
     10.2    Real Property Tax Definition...............................................................10

     10.3    Additional Improvements....................................................................10
     10.4    Joint Assessment...........................................................................10
     10.5    Tenant's Property Taxes....................................................................10
11.  UTILITIES..........................................................................................11
12.  ASSIGNMENT AND SUBLETTING..........................................................................11
     12.1    Landlord's Consent Required................................................................11
     12.2    Rent Adjustment............................................................................11
13.  DEFAULT; REMEDIES..................................................................................11
     13.1    Default....................................................................................11
     13.2    Remedies...................................................................................12
     13.3    Late Charge................................................................................12
14.  CONDEMNATION.......................................................................................12
15.  ESTOPPEL CERTIFICATE AND FINANCIAL STATEMENTS......................................................13
     15.1    Estoppel Certificate.......................................................................13
     15.2    Financial Statement........................................................................13
16.  ADDITIONAL COVENANTS AND PROVISIONS................................................................13
     16.1    Severability...............................................................................13
     16.2    Interest on Past-Due Obligations...........................................................13

                                TABLE OF CONTENTS


                                                                                                       PAGE

     16.3    Time of Essence............................................................................13
     16.4    Landlord Liability.........................................................................13
     16.5    No Prior or Other Agreements...............................................................13
     16.6    Notice Requirements........................................................................13
     16.7    Date of Notice.............................................................................14
     16.8    Waivers....................................................................................14
     16.9    Holdover...................................................................................14
     16.10   Cumulative Remedies........................................................................14
     16.11   Binding Effect; Choice of Law..............................................................14
     16.12   Landlord...................................................................................14
     16.13   Attorneys' Fees and Other Costs............................................................15
     16.14   Landlord's Access: Showing Premises; Repairs...............................................15
     16.15   Signs......................................................................................15
     16.16   Termination: Merger........................................................................15
     16.17   Quiet Possession...........................................................................15
     16.18   Subordination: Attornment; Non-Disturbance.................................................15
     16.19   Rules and Regulations......................................................................16
     16.20   Security Measures..........................................................................16
     16.21   Reservations...............................................................................16
     16.22   Conflict...................................................................................17
     16.23   Offer......................................................................................17
     16.24   Amendments.................................................................................17
     16.25   Multiple Parties...........................................................................17
     16.26   Authority..................................................................................17

SIGNATURES..............................................................................................11
EXHIBIT A                                                                              Diagram of Premises
EXHIBIT B                                                                             Remedies of Addendum

                                    GLOSSARY

         The following terms in the Lease are defined in the paragraphs opposite the terms.

       TERM                                               DEFINED IN PARAGRAPH
       ----                                               --------------------

Additional Rent                                                     4.1
Applicable Requirements                                             6.3
Assign                                                             12.1
Base Rent                                                           1.4
Basic Provisions                                                    1.1
Building                                                            1.2
Building Operating Expenses                                         4.2(b)
Code                                                               12.1
Commencement Date                                                   1.3
Commencement Date Certified                                         3.3
Common Areas                                                        2.2
Common Area Operating Expenses                                      4.2(b)
Condemnation                                                         14
Default                                                            13.1
Expiration Date                                                     1.3
HVAC                                                                4.2(a)
Hazardous Substance                                                 6.2
Indemnity                                                           8.5
Industrial Center                                                   1.2
Landlord                                                            1.1
Landlord Entities                                                   6.2(c)
Lease                                                               1.1
Lenders                                                             6.4
Mortgage                                                          16.18
Operating Expenses                                                  4.2
Party/Parties                                                       1.1
Permitted Use                                                       1.8
Premises                                                            1.2
Prevailing Party                                                  16.13
Real Property Taxes                                                10.2
Rent                                                                4.1

Reportable Use                                                      6.2
Requesting Party                                                     15
Responding Party                                                     15
Rules and Regulations                                               2.4
Security Deposit                                                  1.7,5
Taxes                                                              10.2
Tenant                                                              1.1
Tenant Acts                                                         9.2
Tenant's Share                                                      1.5
Term                                                                1.3
Use                                                                 6.1

                            AMB PROPERTY CORPORATION
                          INDUSTRIAL MULTI-TENANT LEASE


1.       BASIC PROVISIONS ("Basic Provisions").

         1.1 Parties: This Lease ("Lease") dated September 9, 1998, is made by and between AMB PROPERTY, L.P., A DELAWARE LIMITED PARTNERSHIP, ("Landlord") AND HEADHUNTER.NET, INC., a Georgia corporation ("Tenant") (collectively the "Parties," or individually a "Party")

         1.2 Premises: A portion, outlined on Exhibit A which is approximately 6,915 square feet and attached hereto ("Premises"), of the building ("Building") located at 6410 Atlantic Boulevard, Suites 155 and 150, in the City of Norcross State of GA. The Building is located in the industrial center commonly known as Peachtree Northeast Business Park (the "Industrial Center"). Tenant shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.3 below), but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located and all other buildings and improvements thereon are herein collectively referred to as the "Industrial Center."

         1.3 Term: 0 years and 5 months ("Term") commencing September 1, 1998 ("Commencement Date") and ending January 31, 1999 ("Expiration Date").

         1.4 Base Rent: $5,186.25 per month ("Base Rent"). $0 payable on execution of this Lease for period 0.

         1.5      Tenant's Share of Operating Expenses ("Tenant's Share"):

                  (a)   Industrial Park                                    0%
                                                                          --
                  (b)   Building                                          13%
                                                                          --

         1.6 Tenant's Estimated Monthly Rent Payment: Following is the estimated monthly Rent payment to Landlord pursuant to the provisions of this Lease. This estimate is made at the inception of the Lease and is subject to adjustment pursuant to the provisions of this Lease:

                  (a)   Base Rent (Paragraph 4.1)                    $ 5,186.25
                                                                     ----------
                  (b)   Operating Expenses (Paragraph 4.2;
                        excluding Real Property Taxes, and
                        Landlord Insurance)                          $   288.13
                                                                     ----------
                  (d)   Landlord Insurance (Paragraph 8.3)           $
                                                                     ----------
                  (e)   Real Property Taxes (Paragraph 10)           $
                                                                     ----------

                        Estimated Monthly Payment                                       $5,474.38
                                                                                        ---------

         1.7      Security Deposit:  $5,186.25 ("Security Deposit").

         1.8 Permitted Use ("Permitted Use"): Office activities pursuant to the operation of an internet job posting business.

         1.9      Guarantor:  N/A

         1.10 Addenda and Exhibits: Attached hereto are the following Addenda and Exhibits, all of which constitute a part of this Lease:

                  (a)      Addenda:

                  (b)      Exhibits:         Exhibit A: Diagram of Premises.
                                             Exhibit B: Landlord Remedies.

         1.11 Address for Rent Payments: All amounts payable by Tenant to Landlord shall until further notice from Landlord be paid to AMB Property Corporation at the following address:

                             Trammell Crow Company
                             6000 Poplar Avenue, Suite 300
                             Memphis, TN 38119

2.       PREMISES, PARKING AND COMMON AREAS.

         2.1 Letting. Landlord hereby leases to Tenant and Tenant hereby leases from LANDLORD the Premises upon all of the terms, covenants and conditions set forth in this Lease. Any statement of square footage set forth in this Lease or that may have been used in calculating Base Rent and/or Operating Expenses is an approximation which Landlord and Tenant agree is reasonable and the Base Rent and Tenant's Share based thereon is not subject to revision whether or not the actual square footage is more or less.

         2.2 Common Areas - Definition. "Common Areas" are all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Industrial Center and their respective employees, suppliers, shippers, tenants, contractors and invitees.

         2.3 Common Areas - Tenant's Rights. Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or covenants, conditions and restrictions governing the use of the Industrial Center.

         2.4 Common Areas - Rules and Regulations. Landlord shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 16.19.

         2.5 Common Area Changes. Landlord shall have the right, in Landlord's sole discretion, from time to time:

                  (a) To make changes to the Common Areas, including, without limitation, changes in the locations, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

                  (d) To add additional buildings and improvements to the Common Areas;

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof, and

                  (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

3.       TERM.

         3.1 Term. The Commencement Date, Expiration Date and Term of this Lease are as specified in Paragraph 1.3.

         3.2 Delay in Possession. If for any reason Landlord cannot deliver possession of the Premises to Tenant by the Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder. In such case, Tenant shall not, except as otherwise provided herein, be obligated to pay Rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant. The term of the Lease shall commence on the earlier of (i) the date Tenant takes possession of the Premises to Tenant or (ii) 10 days following notice to Tenant that Landlord is prepared to tender possession of the Premises to Tenant. If possession of the Premises is not delivered to Tenant within 60 days after the Commencement Date and such delay is not due to Tenant's acts, failure to act or omissions Tenant may by notice in writing to Landlord within 10 days after the end of said 60 day period cancel this Lease and the parties shall be discharged from all obligations hereunder. If such written notice of Tenant is not received by Landlord within said 10 day period, Tenant's right to cancel this Lease shall terminate.

        3.3 Commencement Date Certificate. At the request of Landlord, Tenant shall execute and deliver to Landlord a completed certificate ("Commencement Date Certificate") in the form attached hereto as Exhibit B.

4.       RENT.

         4.1 Base Rent. Tenant shall pay to Landlord Base Rent and other monetary obligations of Tenant to Landlord under the terms of this Lease (such other monetary obligations are herein referred to as "Additional Rent") in lawful money of the United States, without offset or deduction, in advance on or before the first day of each month. Base Rent and Additional Rent for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and Additional Rent shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant. Base Rent and Additional Rent are collectively referred to as "Rent". All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.

         4.2 Operating Expenses. Tenant shall pay to Landlord on the first day of each month during the term hereof, in addition to the Base Rent, Tenant's Share of all Operating Expenses in accordance with the following provisions:

                  (a) "Operating Expenses" are all costs incurred by Landlord relating to the ownership and operation of the Industrial Center, Building and Premises including, but not limited to, the following:

                           (i)      The operation, repair, maintenance and
replacement in neat, clean, good order and condition of the Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, drainage systems, lighting facilities, fences and gates, exterior signs and tenant directories.

                           (ii)     Water, gas, electricity, telephone and other
utilities servicing the Common Areas.

                           (iii)    Trash disposal, janitorial services, snow
removal, property management and security services.

                           (iv)     Reserves set aside for maintenance, repair
and replacement of the Common Areas and Building.

                           (v)      Real Property Taxes over the 1998 Base Year.

                           (vi)     Premiums for the insurance policies over the
1998 Base Year maintained by Landlord under Paragraph 8 hereof.

                           (vii)    Environmental monitoring and insurance
programs.

                           (viii)   Monthly amortization of capital improvements
to the Common Areas and the Building. The monthly amortization of any given capital improvement shall be the sum of the (i) quotient obtained by dividing the cost of the capital improvement by Landlord's estimate of the number of months of useful life of such improvement plus (ii) an amount equal to the cost of the capital improvement times 1/12 of the lesser of 12% or the maximum annual interest rate permitted by law.

                           (ix)     Maintenance of the Building including, but
not limited to, painting, caulking and repair and replacement of Building components, including, but not limited to, roof, elevators and fire detection and sprinkler systems.

                           (xi)     If Tenant fails to maintain the Premises,
any expense incurred by Landlord for such maintenance.

                  (b) Tenant's Share of Operating Expenses that are not specifically attributed to the Premises or Building ("Common Area Operating Expenses") shall be that percentage shown in Paragraph 1.5(a). Tenant's Share of Operating Expenses that are attributable to the Building ("Building Operating Expenses") shall be that percentage shown in Paragraph 1.5(b). Landlord in its sole discretion shall determine which Operating Expenses are Common Area Operating Expenses, Building Operating Expenses or expenses to be entirely borne by Tenant.

                  (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose any obligation upon Landlord to either have said improvements or facilities or to provide those services.

                  (d) Tenant shall pay monthly in advance on the same day as the Base Rent is due Tenant's Share of estimated Operating Expenses in the amount set forth in Paragraph 1.6. Landlord shall deliver to Tenant within 90 days after the expiration of each calendar year a reasonably detailed statement showing Tenant's Share of the actual Operating Expenses incurred during the preceding year. If Tenant's estimated payments under this Paragraph 4(d) during the preceding year exceed Tenant's Share as indicated on said statement, Tenant shall be credited the amount of such overpayment against Tenant's Share of Operating Expenses next becoming due. If Tenant's estimated payments under this Paragraph 4.2(d) during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within 10 days after delivery by Landlord to tenant of said statement. At any time Landlord may adjust the amount of the estimated Tenant's Share of Operating Expenses to reflect Landlord's estimate of such expenses for the year.

5. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon Tenant's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Tenant's faithful performance of Tenants obligations under this Lease. If Tenant fails to pay Base Rent or Additional Rent or otherwise defaults under this Lease (as defined in Paragraph 13.1), Landlord may use the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss or damage (including attorney's fees) which Landlord may suffer or incur by reason thereof. Tenant shall on demand pay Landlord the amount so used or applied so as to restore the Security Deposit to the amount set forth in Paragraph 1.7. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Landlord shall, at the expiration or earlier termination of the term hereof and after Tenant has vacated the Premises, return to Tenant that portion of the Security Deposit not used or applied by Landlord. No part of the Security Deposit shall be considered to be held in trust, to bear interest, or to be prepayment for any monies to be paid by Tenant under this Lease.

6.       USE.

         6.1 Permitted Use. Tenant shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8. Tenant shall not commit any nuisance, permit the emission of any objectionable noise or odor, suffer any waste, make any use of the Premises which is contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord's insurance. Tenant shall not service, maintain or repair vehicles on the Premises, Building or Common Areas. Tenant shall not store foods, pallets, drums or any other materials outside the Premises.

         6.2      Hazardous Substances.

                  (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises, or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit.

                  (b) Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance is located in, under or about the Premises or the Building, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                  (c) Indemnification. Tenant shall indemnify, protect, defend and hold Landlord, Landlord's affiliates, Lenders, and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of the foregoing ("Landlord Entities") and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Tenant or by any of Tenant's employees, agents, contractors or invitees. Tenant's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved. Tenant's obligations under this Paragraph 6.2(c) shall survive the expiration or earlier termination of this Lease.

         6.3 Tenant's Compliance with Requirements. Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within 5 days after receipt of Landlord's written request, provide Landlord with copies of all documents and information evidencing Tenant's compliance with any Applicable Requirements and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

         6.4 Inspection; Compliance with Law. In addition to Landlord's environmental monitoring and insurance program, the cost of which is included in Operating Expenses, Landlord and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements. Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The cost and expenses of any such inspections shall be paid by the party requesting same unless a violation of Applicable Requirements exists or is imminent or the inspection is requested or ordered by a governmental authority. In such case, Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.

7.       MAINTENANCE, REPAIRS, TRADE FIXTURES AND ALTERATIONS.

         7.1      Tenant's Obligations. Subject to the provisions of Paragraph
7.2 (Landlord's Obligations), Paragraph 9 (Damage or Destruction) and Paragraph 14 (Condemnation), Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonable or readily accessible to Tenant and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connectors if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Landlord pursuant to Paragraph 7.2 below. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

         7.2 Landlord's Obligations. Subject to the provisions of Paragraph 6 (Use), Paragraph 7.1 (Tenant's Obligations), Paragraph 9 (Damage or Destruction) and Paragraph 14 (Condemnation), Landlord at its expense and not subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations and exterior walls of the Building and utility systems outside the Building. Landlord, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the Building roof and Common Areas.

         7.3 Alterations. Tenant shall not make nor cause to be made any alterations, installations in, on, under or about the Premises.

         7.4 Surrender/Restoration. Tenant shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair ordinary wear and tear excepted. Without limiting the generality of the above, Tenant shall remove all personal property, trade fixtures and floor bolts, patch all floors and cause all lights to be in good operating condition.

8.       INSURANCE; INDEMNITY.

         8.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Landlord under this Paragraph 8 shall be a Common Area Operating Expenses pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, and extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date of Expiration Date.

         8.2      Tenant's Insurance.

                  (i) At its sole cost and expense, Tenant shall maintain in full force and effect during the Term of the lease the following insurance coverages insuring against claims which may arise from or in connection with the Tenant's operation and use of the leased premises.

                           (a)      Commercial General Liability with minimum
limits of $1,000,000 per occurrence; $3,000,000 general aggregate for bodily injury, personal injury and property damage. If required by Landlord, liquor liability coverage will be included.

                           (b)      Workers' Compensation insurance with
statutory limits and Employers Liability with a $ 1,000,000 per accident limit for bodily injury or disease.

                           (c)      Automobile Liability covering all owned,
non-owned and hired vehicles with a $1,000,000 per accident limit for bodily injury and property damage.

                           (d)      Property insurance against all risks of loss
to any tenant improvements or betterments and business personal property on a full replacement cost basis with no coinsurance penalty provision; and Business Interruption Insurance with a limit of liability representing loss of at least approximately six months of income.

                  (ii) Tenant shall deliver to AMB certificates of all insurance reflecting evidence of required coverages prior to initial occupancy; and annually thereafter.

                  (iii) If, in the opinion of Landlord's insurance advisor, the amount of scope of such coverage is deemed inadequate at any time during the Term, Tenant shall increase such coverage to such reasonable amounts or scope as Landlord's advisor deems adequate.

                  (iv) All insurance required under Paragraph 8.2 (i) shall be primary and non-contributory (ii) shall provide for severability of interests, (iii) shall be issued by insurers, licensed to do business in the state in which the Premises are located and which are rated A:VII or better by Best's Key Rating Guide, (iv) shall be endorsed to include Landlord and such other persons or entities as Landlord may from time to time designate, as additional insureds (Commercial General Liability only), and (v) shall be endorsed to provide at least 30-days prior notification of cancellation or material change in coverage to said additional insureds.

         8.3 Landlord's Insurance. Landlord may, but shall not be obligated to, maintain all risk, including earthquake and flood, insurance covering the buildings within the Industrial Center. Commercial General Liability and such other insurance in such amounts and covering such other liability or hazards as deemed appropriate by Landlord. The amount and scope of coverage of Landlord's insurance shall be determined by Landlord from time to time in its sole discretion and shall be subject to such deductible amounts as Landlord may elect. Landlord shall have the right to reduce or terminate any insurance or coverage. Premiums for any such insurance shall be a Common Area Operating Expense.

         8.4 Waiver of Subrogation. To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other on account of any and all claims Landlord or Tenant may have against the other with respect to property insurance actually carried, or required to be carried hereunder, to the extent of the proceeds realized from such insurance coverage.

         8.5 Indemnity. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of:

                  (i) any damage to any property (including but not limited to property of any Landlord Entity) or death or injury to any person occurring in or about the Premises, the Building or the Industrial Center to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault or omission by or of Tenant, its agents, servants, employees, invitees, or visitors;

                  (ii) the conduct or management of any work or anything whatsoever done by the Tenant on or about the Premises or from transactions of the Tenant concerning the Premises;

                  (iii) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or

                  (iv) any breach or default of the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Paragraph 8.5 shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

         8.6 Exemption of Landlord from Liability. Except to the extent caused by the gross negligence or willful misconduct of Landlord, Landlord Entities shall not be liable for and Tenant waives any claims against Landlord Entities for injury or damage to the person or the property of Tenant, Tenant's employees, contractors, invitees, customers or any other person in or about the Premises, Building or Industrial Center from any cause whatsoever, including, but not limited to, damage or injury which is caused by or results from (i) fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or (ii) from the condition of the Premises, other portions of the Building or Industrial Center. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord nor from the failure by Landlord to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business, for any loss of income or profit therefrom or any indirect, consequential or punitive damages.

9.       DAMAGE OR DESTRUCTION.

         9.1 Termination Right. Tenant shall give Landlord immediate written notice of any damage to the Premises. Subject to the provisions of Paragraph 9.2, if the Premises or the Building shall be damaged to such an extent that there is substantial interference for a period exceeding 90 consecutive days with the conduct by Tenant of its business at the Premises, Tenant, at any time prior to commencement of repair of the Premises and following 10 days written notice to Landlord, may terminate this Lease effective 30 days after delivery of such notice to Landlord. Such termination shall not excuse the performance by Tenant of those covenants which under the terms hereof survive termination. Rent shall be abated in proportion to the degree of interference during the period that there is such substantial interference with the conduct of Tenant's business at the Premises. Abatement of rent and Tenant's right of termination pursuant to this provision shall be Tenant's sole remedy for failure of Landlord to keep in good order, condition and repair the foundations and exterior walls of the Building, Building roof, utility systems outside the Building, the Common Areas and HVAC.

         9.2 Damage Caused by Tenant. Tenant's termination rights under Paragraph 9.1 shall not apply if the damage to the Premises or Building is the result of any act or omission of Tenant or of any of Tenant's agents, employees, customers, invitees or contractors ("Tenant Acts"). Any damage resulting from a Tenant Act shall be promptly repaired by Tenant. Landlord at its option may at Tenant's expense repair any damage caused by Tenant Acts. Tenant shall continue to pay all rent and other sums due hereunder and shall be liable to Landlord for all damages that Landlord may sustain resulting from a Tenant Act.

10.      REAL PROPERTY TAXES.

         10.1 Payment of Real Property Taxes. Landlord shall pay the Real Property Taxes due and payable during the term of this Lease and, except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

         10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" is any form of tax or assessment, general, special, ordinary or extraordinary, imposed or levied upon (a) the Industrial Center, (b) any interest of Landlord in the Industrial Center, (c) Landlord's right to rent or other income from the Industrial Center, and/or (d) Landlord's business of leasing the Premises. Real Property Taxes include (i) any license fee, commercial rental tax, excise tax, improvement bond or bonds, levy or tax; (ii) any tax or charge which replaces or is in addition to any of such above-described "Real Property Taxes" and (iii) any fees, expenses or costs (including attorney's fees, expert fees and the like) incurred by Landlord in protesting or contesting any assessments levied or any tax rate. The term "Real Property Taxes" shall also include any increase resulting from a change in the ownership of the Industrial Center or Building, the execution of this Lease or any modification, amendment or transfer thereof. Real Property Taxes for tax years commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date of Expiration Date.

         10.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes attributable to improvements placed upon the Industrial Center by other tenants or by Landlord for the exclusive enjoyment of such other tenants. Notwithstanding Paragraph 10.1 hereof, Tenant shall, however, pay to Landlord at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed by reason of improvements placed upon the Premises by Tenant or at Tenant's request.

         10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed.

         10.5 Tenant's Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant's improvements, fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or stored within the Industrial Center.

11. UTILITIES. Tenant shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon.

12.      ASSIGNMENT AND SUBLETTING.

         12.1     Landlord's Consent Required.

                  (a) Tenant shall not assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld. Relevant criteria in determining reasonability of consent include, but are not limited to, credit history of a proposed assignee or sublessee, references from prior landlords, any change or intensification of use of the Premises or the Common Areas and any limitations imposed by the Internal Revenue Code and the Regulations promulgated thereunder relating to Real Estate Investment Trusts. Assignment or sublet shall not release Tenant from its obligations hereunder. Tenant shall not (i) sublet or assign or enter into other arrangements such that the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (ii) sublet the Premises or assign this Lease to any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code (the "Code"); or (iii) sublet the Premises or assign this Lease in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. The requirements of this Section
12.1 shall apply to any further subleasing by any subtenant.

                  (b) A change in the control of Tenant shall constitute an assignment requiring Landlord's consent. The transfer, on a cumulative basis, of 25% or more of the voting or management control of Tenant shall constitute a change in control for this purpose.

         12.2 Rent Adjustment. If, as of the effective date of any permitted assignment or subletting the then remaining term of this Lease is less than three (3) years, Landlord may, as a condition to its consent: (i) require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Landlord; or (ii) terminate the Lease as of the date of assignment or subletting subject to the performance by Tenant of those covenants which under the terms hereof survive termination.

13.      DEFAULT; REMEDIES.

         13.1 Default. The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("Default"):

                  (a)      The abandonment of the Premises by Tenant;

                  (b) Failure to pay any installment of Base Rent, Additional Rent or any other monies due and payable hereunder, said failure continuing for a period of 3 days after the same is due;

                  (c) A general assignment by Tenant or any guarantor for the benefit of creditors;

                  (d) The filing of a voluntary petition in bankruptcy by Tenant or any guarantor, the filing of a voluntary petition for an arrangement, the filing of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by Tenant's creditors or guarantors;

                  (e) Receivership, attachment, of other judicial seizure of the Premises or all or substantially all of Tenant's assets on the Premises;

                  (f) Failure of Tenant to maintain insurance as required by Paragraph 8.2;

                  (g)      Any breach by Tenant of its covenants under Paragraph
6.2;

                  (h) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in other Paragraphs of this Paragraph 13.1 which shall be governed by such other Paragraphs), which failure continues for 10 days after written notice thereof from Landlord to Tenant provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such 10 day period despite reasonable diligence, Tenant shall not be in default under this subparagraph unless Tenant fails thereafter diligently and continuously to prosecute the cure to completion;

                  (i) Any transfer of a substantial portion of the assets of Tenant, or any incurrence of a material obligation by Tenant, unless such transfer or obligation is undertaken or incurred in the ordinary course of Tenants business or in good faith for equivalent consideration, or with Landlord's consent; and

                  (j) The default of any guarantors of Tenant's obligations hereunder under any guaranty of this Lease, or the attempted repudiation or revocation of any such guaranty.

         13.2 Remedies. In the event of any Default by Tenant, Landlord shall have the remedies set forth in the Addendum attached hereto entitled "Landlord's Remedies in Event of Tenant Default".

         13.3 Late Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within 10 days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Premises, or more than 25% of the portion of the Common Areas designated for Tenant's parking, is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within 10 days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, provided, however, that Tenant shall be entitled to any compensation, separately awarded to Tenant for Tenant's relocation expenses and/or loss of Tenants trade fixtures. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of its net severance damages in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Tenant shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.      ESTOPPEL CERTIFICATE AND FINANCIAL STATEMENTS.

         15.1 Estoppel Certificate. Each party (herein referred to as "Responding Party") shall within 10 days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party, to the extent it can truthfully do so, an estoppel certificate in the form attached hereto, plus such additional information, confirmation a/or statements as be reasonably requested by the Requesting Party.

         15.2 Financial Statement. If Landlord desires to finance, refinance, or sell the Building, Industrial Center or any part thereof, Tenant and all Guarantors shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past 3 years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16.      ADDITIONAL COVENANTS AND PROVISIONS.

         16.1 Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall not affect the validity of any other provision hereof.

         16.2 Interest on Past-Due Obligations. Any monetary payment due Landlord hereunder not received by Landlord within 10 days following the date on which it was due shall bear interest from the date due at 12% per annum, but not exceeding the maximum rate allowed by law in addition to the late charge provided for in Paragraph 13.3.

         16.3 Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

         16.4 Landlord Liability. Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Industrial Center. Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease. In no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability.

         16.5 No Prior or Other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and supersedes all oral, written prior or contemporaneous agreements or understandings.

         16.6 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in the Paragraph 16.6. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Tenant's taking possessing of the Premises, the Premises shall constitute Tenants address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

         16.7 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via hand or overnight delivery or certified mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

         16.8 Waivers. No waiver by Landlord of a Default by Tenant shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default by Tenant of the same or any other term, covenant or condition hereof.

         16.9 Holdover. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. If Tenant holds over with the consent of Landlord: (i) the Base Rent payable shall be increased to 175% of the Base Rent applicable during the month immediately preceding such expiration or earlier termination; (ii) Tenant's right to possession shall terminate on 30 days notice from Landlord and (iii) all other terms and conditions of this Lease shall continue to apply. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees incurred or suffered by Landlord by reason of Tenant's failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

         16.10 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies in law or in equity.

         16.11 Binding Effect: Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

         16.12 Landlord. The covenants and obligations contained in this Lease on the part of Landlord are binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Industrial Center. In the event of any transfer or transfers of such title to the Industrial Center, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.

         16.13 Attorneys' Fees and Other Costs. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding shall be entitled to reasonable attorneys' fees. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought. Landlord shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting breach. Tenant shall reimburse Landlord on demand for all reasonable legal, engineering and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

         16.14 Landlord's Access, Showing Premises; Repairs. Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Landlord may reasonably deem necessary. Landlord may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Landlord may at any time during the last 180 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant.

         16.15 Signs. Tenant shall not place any signs at or upon the exterior of the Premises or the Building, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Tenant's own business so long as such signs are in a location designated by Landlord and comply with sign ordinances and the signage criteria established for the Industrial Center by Landlord.

         16.16 Termination: Merger. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Default by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within 10 days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.

         16.17 Quiet Possession. Upon payment by Tenant of the Base Rent and Additional Rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

         16.18    Subordination; Attornment; Non-Disturbance.

                  (a) Subordination. This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or mortgage (collectively, "Mortgage") now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that any person holding any

Mortgage shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease. In the event of Landlord's default with respect to any such obligation, Tenant will give any Lender, whose name and address have previously in writing been furnished Tenant, notice of a default by Landlord. Tenant may not exercise any remedies for default by Landlord unless and until Landlord and the Lender shall have received written notice of such default and a reasonable time (not less than 90 days) shall thereafter have elapsed without the default having been cured. If any Lender shall elect to have this Lease superior to the lien of its Mortgage and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Mortgage. The provisions of a Mortgage relating to the disposition of condemnation and insurance proceeds shall prevail over any contrary provisions contained in this Lease.

                  (b) Attornment. Subject to the non-disturbance provisions of subparagraph C of this Paragraph 16.18, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Mortgage. In the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord, or (iii) be liable for security deposits or be bound by prepayment of more than one month's rent.

                  (c) Non-Disturbance. With respect to Mortgage entered into by Landlord after the execution of this Lease, Tenant's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Mortgage holder that Tenant's possession and this Lease will not be disturbed so long as Tenant is not in default and attorns to the record owner of the Premises.

                  (d) Self-Executing. The agreements contained in this Paragraph 16.18 shall be effective without the execution of any further documents; provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or nondisturbance agreement as is provided for herein. Landlord is hereby irrevocably vested with full power to subordinate this Lease to a Mortgage.

         16.19 Rules and Regulations. Tenant agrees that it will abide by, and to cause its employees, suppliers, shippers, customers, tenants, contractors and invitees to abode by all reasonable rules and regulations ("Rules and Regulations") which Landlord may make from time to time for the management, safety, care, and cleanliness of the Common Areas, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees. Landlord shall not be responsible to Tenant for the non-compliance with said Rules and Regulations by other tenants of the Industrial Center.

         16.20 Security Measures. Tenant acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures. Landlord has no obligations to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

         16.21 Reservations. Landlord reserves the right to grant such easements that Landlord deems necessary and to cause the recordation of parcel maps, so long as such easements and maps do not reasonably interfere with the use of the Premises by Tenant. Tenant agrees to sign any documents reasonable requested by Landlord to effectuate any such easements or maps.

         16.22 Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

         16.23 Offer. Preparation of this Lease by either Landlord or Tenant or Landlord's agent or Tenant's agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

         16.24 Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification.

         16.25 Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as Tenant, the obligations of such persons shall be the joint and several responsibility of all persons or entities named herein as such Tenant.

         16.26 Authority. Each person signing on behalf of Landlord or Tenant warrants and represents that she or he is authorized to execute and deliver this Lease and to make it a binding obligation of Landlord or Tenant.

                    The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


WITNESS                            AMB PROPERTY LIMITED PARTNERSHIP,
                                   a Delaware limited partnership, as successor
                                   in interest to Connecticut Mutual Life
-------------------------------    Insurance Company

                                   By:      AMB Property Corporation,
                                            a Maryland corporation, its G.P.

                                            By:
                                               ---------------------------------
                                                       Kent Greenawalt

                                            Its:       Vice President
                                                --------------------------------

WITNESS                            HEADHUNTER.NET, INC.

                                   By: /s/ Kenneth E. Dopher
-------------------------------       ------------------------------------------
                                   Its: CFO
                                       -----------------------------------------


If during the Term of this Lease, Landlord surveys the size of Premises for the purpose of determining whether the actual square footage differs from the square footages stated herein, Base Rent shall be appropriately adjusted assuming a $9.00 per square foot rental rate.

                                    EXHIBIT A


SITE PLAN

PEACHTREE NORTHEAST BUSINESS PARK
BUILDING 6410

                                   EXHIBIT B

          LANDLORD'S REMEDIES ADDENDUM IN THE EVENT OF TENANT DEFAULT
                               (STATE OF GEORGIA)


         (a) In the event of any Default by Tenant, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in Paragraph 13 of the Lease):

                  (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice; or

                  (ii)     Terminate this Lease as provided in subparagraph (a)
(i) above and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, an amount which, at the date of such termination, is calculated as follows: (1) the value of the excess, if any, of (A) the Base Rent, Additional Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the Expiration Date had this Lease not been terminated (the "Remaining Term"), over (B) the aggregate reasonable rental value of the Premises for the Remaining Term (which excess, if any shall be discounted to present value at the "Treasury Yield" as defined below for the Remaining Term); plus (2) the costs of recovering possession of the Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorney's fees; plus (3) the unpaid Base Rent and Additional Rent earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Premises. The amount as calculated above shall be deemed immediately due and payable. The payment of the amount calculated is subparagraph (ii) (1) shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. "Treasury Yield" shall mean the rate of return in percent per annum of Treasury Constant Maturities for the length of time specified as published in document H.15(519) (presently published by the Board of Governors of the U.S. Federal Reserve System titled "Federal Reserve Statistical Release") for the calendar week immediately preceding the calendar week in which the termination occurs. If the rate of return of Treasury Constant Maturities for the calendar week in question is not published on or before the business day preceding the date of the Treasury Yield in question is to become effective, then the Treasury Yield shall be based upon the rate of return of Treasury Constant Maturities for the length of time specified for the most recent calendar week for which such publication has occurred. If no rate of return for Treasury Constant Maturities is published for the specific length of time specified, the Treasury Yield for such length of time shall be the weighted average of the rates of return of Treasury Constant Maturities most nearly corresponding to the length of the applicable period specified. If the publishing of the rate of return of Treasury Constant Maturities is ever discontinued, then the Treasury Yield shall be based upon the index which is published by the Board of Governors of the U.S. Federal Reserve System in replacement thereof or, if no such replacement index is published, the index which, in Landlord's reasonable determination, most nearly corresponds to the rate of return of Treasury Constant Maturities. In determining the aggregate reasonable rental value pursuant to subparagraph
(ii)(1)(B) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a) the length of time remaining in the Term, (b) the then current market conditions in the general area in which the Building is located,
(c) the likelihood of reletting the Premises for a period of time equal to the remainder of the Term, (d) the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Building is located , (e) the vacancy levels in the general area in which the Building is located, (f) current levels of new construction that will be completed during the remainder of the Term and how this construction will likely affect vacancy rates and rental rates and (g) inflation; or

                  (iii) Without terminating this Lease, declare immediately due and payable the sum of the following: (1) the present value (calculated using the "Treasury Yield") of all Base Rent and Additional Rent due and coming due under this Lease for the entire Remaining Term (as if by the terms of this Lease they were payable in advance), plus (2) the cost of recovering and reletting the Premises and all other expenses incurred by Landlord in connection with Tenant's default, plus (3) any unpaid Base Rent, Additional Rent and other rentals, charges, assessments and other sums owing by Tenant to Landlord under this Lease or in connection with the Premises as of the date this provision is invoked by Landlord, plus (4) interest on all such amounts from the date due at the Interest Rate, and Landlord may immediately proceed to distrain, collect, or bring action for such sum, or may file a proof of claim in any bankruptcy or insolvency proceedings to enforce payment thereof; provided, however, that such payment shall not be deemed a penalty or liquidated damages, but shall merely constitute payment in advance of all Base Rent and Additional Rent payable hereunder throughout the Term, and provided further, however, that upon Landlord receiving such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of said Premises during the remainder of the Term (provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this subparagraph (iii)), less all costs, expenses and attorneys' fees of Landlord incurred but not yet reimbursed by Tenant in connection with recovering and reletting the Premises; or

                  (iv) Without terminating this Lease, in its own name but as agent for Tenant, enter into and upon and take possession of the Premises or any part thereof. Any property remaining in the Premises may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of, Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby unless caused by Landlord's negligence. Thereafter, Landlord may, but shall not be obligated to, lease to a third party the Premises or any portion thereof as the agent of Tenant upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Premises. The remainder of any rentals received by Landlord from such reletting, after the payment of any indebtedness due hereunder from Tenant to Landlord, and the payment of any costs and expenses of such reletting, shall be held by Landlord to the extent of and for application in payment of future rent owed by Tenant, if any, as the same may become due and payable hereunder. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured: or

                  (v) Without terminating this Lease, and with or without notice to Tenant, enter into and upon the Premises and, without being liable for prosecution or any claim for damages therefor, maintain the Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease and Landlord shall not be liable to Tenant for any damages with respect thereto; or

                  (vi) Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, wherever Landlord is obligated to furnish or render the same so long as a Default exists under this Lease; or

                  (vii) With or without terminating this Lease, allow the Premises to remain unoccupied and collect rent from Tenant as it comes due; or

                  (viii) Pursue such other remedies as are available at law or equity.

         (c) If this Lease shall terminate as a result of or while there exists a Default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

         (d) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of Judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

         (e) No agreement to accept a surrender of the Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Base Rent or Additional Rent in full or in part following a Default hereunder shall not be construed as a waiver of such Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to the other party,

         (f) If a Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses actually incurred.

                FIRST LEASE EXTENSION AND MODIFICATION AGREEMENT

         THIS FIRST LEASE EXTENSION AND MODIFICATION AGREEMENT made and entered into this 27th day of January, 1999, by and between AMB Property, L.P., a Delaware limited partnership, as successors in interest to Peachtree Jack Limited Partnership (hereinafter referred to as "Landlord") and HEADHUNTERS.NET, INC., a Georgia Corporation, (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, by Lease Agreement dated September 9, 1998, and made a part hereof as Exhibit "A", Landlord leased to Tenant certain premises (The "Premises") comprised of approximately 6,915 square feet situated at 6410 Atlantic Boulevard, Suites 155 & 150, Norcross, Georgia, 30071, and

         NOW, THEREFORE, in consideration of the mutual promises given one to the other, the parties hereto intending to be legally bound, do hereby covenant and agree as follows:

         1. Said Lease Agreement is hereby extended for an additional term of twelve (12) months commencing February 1, 1999 and ending January 31, 2000.

         2. Tenant agrees to pay Base Monthly Rental according to the following schedule:

                  MONTH                          MONTHLY BASE RENTAL
                  02/01/99 - 01/31/00            $5,186.00

All payments are due and payable on or before the first day of each month in advance.

         3. Tenant agrees to accept the Premises in its current "as-is" condition.

         4. Except as herein modified and extended, all terms and conditions of the Lease Agreement, dated May 21, 1998, attached hereto as Exhibit "A" and made part hereof, shall remain in full force and effect.

         5. The word "Landlord" herein shall be construed to include the said Landlord, its successors and assigns and the word "Tenant" shall be construed to include the said Tenant, its successors and assigns.

         6. This Agreement shall be binding upon and inure to the benefit of the parties, their respective heirs, successors and assigns.

         IN WITNESS HEREOF, the said parties have executed this First Lease Extension and Modification Agreement in quadruplicate the day and year first written above.

WITNESS:                              AMB PROPERTY UNITED PARTNERSHIP,
                                      a Delaware limited partnership
-----------------------------

                                      By:   AMB Property Corporation,
                                            a Maryland corporation, its G.P.

                                      By: /s/ Kent Greenawalt
                                          ------------------------------------
                                              Kent Greenawalt

                                      Its:     Vice President
                                           ------------------------------------

WITNESS:                              HEADHUNTERS.NET, INC., a Georgia
                                      Corporation

                                      By: /s/ Kenneth E. Dopher
                                          -------------------------------------

                                      Title: CFO
                                             ----------------------------------

                SECOND LEASE EXTENSION AND MODIFICATION AGREEMENT

         THIS SECOND LEASE EXTENSION AND MODIFICATION AGREEMENT made and entered into this 22nd day of March, 1999, by and between AMB Property, L.P., a Delaware limited partnership, (hereinafter referred to as "Landlord") and HEADHUNTERS.NET, INC., a Georgia Corporation, (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, by Lease Agreement dated September 9, 1998 and First Lease Extension and Modification Agreement dated January 27, 1999, and made a part hereof as Exhibit "B", Landlord leased to Tenant certain premises comprised of approximately 6,915 square feet situated at 6410 Atlantic Boulevard, Suites 155 & 150, Norcross, Georgia, 30071, and

         WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant an additional 2,966 square feet of space (The "Expansion Premises") as shown on Exhibit "A", situated at 6410 Atlantic Boulevard, Suite 135, Norcross, Georgia 30071. This brings the total space under lease to 9,881 square feet (The "Premises").

         NOW, THEREFORE, in consideration of the mutual promises given one to the other, the parties hereto intending to be legally bound, do hereby covenant and agree as follows:

         1. Said Lease Agreement is for the term of ten (10) months commencing April 1, 1999 and ending January 31, 2000.

         2. Tenant agrees to pay Base Monthly Rental according to the following schedule:

                      MONTH                     MONTHLY BASE RENTAL
                   04/01/99 - 01/31/00           $7,411.00

All payments are due and payable on or before the first day of each month in advance.

         3. Tenant agrees to accept the Premises in its Current "as-is" condition. Tenant may construct improvements as provided for in the attached Addendum entitled "Tenant's Right to Construct Improvements."

         4. Except as herein modified and extended, all terms and conditions of the Lease Agreement dated May 21, 1998 and First Lease Extension and Modification Agreement dated January 27, 1999 attached hereto as Exhibit "B" and made part hereof, shall remain in full force and effect.

         5. The word "Landlord" herein shall be construed to include the said Landlord, its successors and assigns and the word "Tenant" shall be construed to include tile said Tenant, its successors and assigns.

         6. This Agreement shall be binding upon and inure to the benefit of the parties, their respective heirs, successors and assigns.

         IN WITNESS HEREOF, the said parties have executed this Second Lease Extension and Modification Agreement in quadruplicate the day and year first written above.

WITNESS:                                AMB PROPERTY UNITED PARTNERSHIP,
                                        a Delaware limited partnership
-------------------------------

                                        By:  AMB Property Corporation,
                                             a Maryland corporation, its G.P.

                                        By: /s/ Kent Greenawalt
                                            -----------------------------------
                                                Kent Greenawalt

                                        Its:     Vice President
                                             ----------------------------------

WITNESS:                                HEADHUNTERS.NET, INC., a Georgia
                                        Corporation

                                        By: /s/ Kenneth E. Dopher
                                            -----------------------------------

                                        Title: CFO
                                               --------------------------------

                                    ADDENDUM

                    TENANT'S RIGHT TO CONSTRUCT IMPROVEMENTS


This Tenant Improvement Addendum is a part of the Lease dated March 22, 1999 by and between AMB PROPERTY, L.P. ("Landlord") and HEADHUNTERS.NET, INC., a Georgia Corporation ("Tenant") for the premises commonly known as 6420 Atlantic Boulevard, Suites 135 and 150.

Tenant may construct at its sole cost and expense the improvements ("Alterations") described on Attachment I attached hereto. Prior to commencement of construction, Tenant shall obtain and deliver to Landlord any building permit required by applicable law and a copy of the executed construction contract(s). Tenant shall reimburse Landlord within 10 days after the rendition of a bill for all of Landlord's actual out-of-pocket costs incurred in connection with the Alterations, including, without limitation, all management, engineering, construction fees and outside consulting incurred by or on behalf of Landlord for the review and approval of Tenant's plans and specifications and for the monitoring of construction of the Alterations. Tenant shall require its contractor to maintain insurance in the amounts and in the forms described in Attachment 2. The Alterations shall be constructed by licensed contractors approved by Landlord and in accordance with rules, such as hours of construction, imposed by Landlord. The Alterations shall be completed lien free, in accordance with the plans and specifications described in Attachment 1, in a good, workmanlike and prompt manner, with new materials of first-class quality and comply with all applicable local, state and federal regulations. The completed Alterations shall be the property of Landlord and shall, subject to the provisions of the next sentence, be surrendered with the Premises upon the expiration or sooner termination of this Lease. However, Tenant shall at Tenant's sole cost and expense remove, prior to the expiration or sooner termination of this Lease, the Alterations which are designated by Landlord to be removed and following such removal repair and restore the Premises in a good and workmanlike manner to their original condition, reasonable wear and tear excepted.

Tenant shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on the Premises. Tenant shall give Landlord not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by the appropriate Georgia Statutes, and detailed within Paragraph 7.3 of this Lease.

Tenant agrees to indemnify, protect and defend Landlord and hold Landlord harmless against any loss, liability or damage resulting from construction of the Alterations.


                                   ATTACHMENTS
Attachment 1: Description of Alterations and Plans and Specifications Attachment 2: Insurance Requirements